SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): DECEMBER 29, 2005
                                                         -----------------



                     Premier Development & Investment, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


           8910 N. Dale Mabry Hwy., Ste. 37, Tampa, Florida     33614
         ---------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 932-6822
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES
---------     ---------------------------------------

     On December 29, 2005, the Registrant issued 300,000 shares of Rule 144 common stock, class A, $0.004 par value to its officers, directors and key agents for their services to the Registrant. The Registrant valued these restricted shares at $0.70 per share, or $210,000 in aggregate.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions and estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PREMIER DEVELOPMENT & INVESTMENT, INC.
                                    --------------------------------------
                                    (Registrant)



Date: December 29, 2005             /s/ J. Scott Sitra
                                    --------------------------------------
                                    J. Scott Sitra
                                    President, Chief Executive Officer and
                                    Chairman